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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             November 12, 2003
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                           Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)



   Delaware                          1-7182                     13-2740599
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  (State or Other                 (Commission               (I.R.S. Employer
  Jurisdiction of                  File Number)             Identification No.)
  Incorporation)





  4 World Financial Center, New York, New York                    10080
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  (Address of Principal Executive Offices)                      (Zip Code)


 Registrant's telephone number, including area code:         (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)

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Item 9. Regulation FD Disclosure
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Stan O'Neal, Merrill Lynch chairman and chief executive officer, is scheduled to speak to investors at the 2003 Merrill Lynch Banking & Financial Services Conference on Wednesday, November 19 at 8:00 a.m. (ET). Mr. O'Neal's remarks will be available via a live audio webcast at Merrill Lynch's Investor Relations website, www.ir.ml.com. An on-demand webcast replay should be available shortly thereafter at the same web address.

                                     * * *

Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation, and the other risks detailed in Merrill Lynch's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MERRILL LYNCH & CO., INC.
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                                                        (Registrant)



                                              By:  /s/ Judith A. Witterschein
                                                  ------------------------------
                                                     Judith A. Witterschein
                                                       Corporate Secretary


Date: November 12, 2003

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